UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 31, 2006

ENERGY INFRASTRUCTURE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-32941	20-3521405
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

641 Fifth Avenue, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 752-3100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 31, 2006, Energy Infrastructure Acquisition Corp. (the “Company”) issued a press release announcing that the underwriters of its initial public offering of 20,250,000 units, each unit consisting of one share of common stock, $.0001 par value per share (the “Common Stock”) and one warrant to purchase one share of Common Stock, had exercised their over-allotment option to purchase an additional 675,000 units. A pro forma balance sheet reflecting receipt of the proceeds from the over-allotment is included as Exhibit 99.1 to this Form 8-K. The press release is filed as Exhibit 99.2 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibits:

Exhibit No.               Description

99.1   Pro forma balance sheet

99.2   Press release dated August 31, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2006	ENERGY INFRASTRUCTURE ACQUISITION CORP.

	By:	/s/ Marios Pantazopoulos
Name: Marios Pantazopoulos Title: Chief Financial Officer